UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2026
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NLIGHT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38462	91-2066376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
4637 NW 18th Avenue Camas, Washington		98607
(Address of principal executive offices)		(Zip Code)
(360) 566-4460
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock, par value $0.0001 per share	LASR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On February 3, 2026, nLIGHT, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Stifel, Nicolaus & Company, Incorporated, Robert W. Baird & Co. Incorporated, William Blair & Company, LLC and Raymond James & Associates, Inc. as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), relating to an underwritten public offering of 3,977,273 shares of common stock of the Company (the “Underwritten Shares”). The price to the public in the offering is $44.00 per share and the Underwriters have agreed to purchase the shares of common stock from the Company pursuant to the Underwriting Agreement at a price of $42.02 per share. The net proceeds to the Company from this offering are expected to be approximately $166.5 million (or approximately $191.5 million if the Underwriters exercise their option to purchase additional shares from the Company in full) after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the offering for working capital, capital expenditures and other general corporate purposes. Under the terms of the Underwriting Agreement, the Company has granted the Underwriters a 30-day option to purchase up to an additional 596,590 shares of its common stock (together with the Underwritten Shares, the “Shares”). The closing of the offering is expected to occur on or about February 5, 2026, subject to the satisfaction of customary closing conditions.
The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-293159) (the “Registration Statement”) previously filed with the Securities and Exchange Commission (“SEC”) and a related prospectus included in the Registration Statement, as supplemented by a preliminary prospectus supplement dated February 3, 2026 and a final prospectus supplement dated February 3, 2026.
The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for the purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. In addition, pursuant to the terms of the Underwriting Agreement, the Company and its executive officers and directors have entered into “lock-up” arrangements with the Underwriters, which generally prohibit the sale, transfer or other disposition of securities of the Company for a 60-day period, subject to certain exceptions.
The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein, and the description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. A copy of the opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, relating to the legality of the issuance and sale of the Shares in the offering is attached as Exhibit 5.1 hereto and is incorporated by reference herein.
Cautionary Note Regarding Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but are not always, made through the use of words or phrases such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue,” and similar expressions, or the negative of these terms, or similar expressions. These forward-looking statements include statements about the anticipated closing of the offering, the expected net proceeds from the offering, and the intended use of such proceeds. Accordingly, these statements involve estimates, assumptions, risks and uncertainties which could cause actual results to differ materially from those expressed in them, including the uncertainties related to market conditions and the completion of the public offering on the anticipated terms or at all. The Company’s forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning the Company’s business are described in additional detail in the final prospectus supplement related to the Offering, and other documents filed by the Company from time to time with the SEC. The Company is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement by and among nLIGHT, Inc. and Stifel, Nicolaus & Company, Incorporated, Robert W. Baird & Co. Incorporated, William Blair & Company, LLC and Raymond James & Associates, Inc. dated as of February 3, 2026

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation
23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NLIGHT, INC.
(Registrant)
Date:	February 4, 2026
		By:	/s/ JOSEPH CORSO
Joseph Corso
Chief Financial Officer